Exhibit 99.2

ICR Conference January 14 th , 2019

ICR Conference, January 2019 2 Safe Harbor Disclosure This presentation contains certain “forward - looking” statements within the meaning of the Private Securities Litigation Reform A ct of 1995, such as statements regarding the Company’s expected financial performance, including revenue growth, adjusted EPS, and adjusted free cas h flow; the market position and consumption trends for the Company’s brands; the Company’s investment in e - commerce; the Company’s ability to continue to generate cash flows, gain market share and generate growth, and to de - lever; brand - building efforts; the timing and impact of the packaging rollout for BC & Goody’s. Words such as “trend,” “continue,” “will,” “expect,” “project,” “anticipate,” “likely,” “estimate,” “may,” “should,” “could,” “w ould,” and similar expressions identify forward - looking statements. Such forward - looking statements represent the Company’s expectation s and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ material ly from those expressed or implied by such forward - looking statements. These factors include, among others, completion of quarter - end financial reporting processes and review, general economic and business conditions, regulatory matters, competitive pressures, supplier issues, consumer acceptance of new packaging, disruptions to distribution, unexpected costs or liabilities, and other risks set forth in Part I, Item 1A. Ri sk Factors in the Company’s Annual Report on Form 10 - K for the year ended March 31, 2018. You are cautioned not to place undue reliance on these forward - loo king statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no ob ligation to update any forward - looking statement contained in this presentation, whether as a result of new information, future events, or otherwis e. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconcilia tio n schedules or in our November 1, 2018 and January 14, 2019 earnings releases in the “About Non - GAAP Financial Measures” section.

ICR Conference, January 2019 3 Contents I. Introduction to Prestige Consumer Healthcare II. Value Creation Model III. Financial Review and Outlook Ron Lombardi Chairman & Chief Executive Officer Christine Sacco Chief Financial Officer Phil Terpolilli Director, Investor Relations Attendees

I. Introduction to Prestige Consumer Healthcare

ICR Conference, January 2019 5 Evolution to a Focused Consumer Healthcare Portfolio FY 2011 ~$1 Billion Focused Consumer Healthcare Company* FY 2015 FY 2019 PF – 100% OTC* 30% 70% 13% 87% OTC Household 27% 16% 12% 12% 12% 11% 10% Women’s Health GI Analgesics Cough / Cold Oral Care Eye & Ear Care Dermatologicals *Based on FY18 reported revenue figures excluding the Household Cleaning Segment

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ICR Conference, January 2019 7 Source: Company records Helping Consumers Care for Themselves infections treated annually doses of pain relief per week throat drops for every cold season eye drops per year

ICR Conference, January 2019 8 Diversified Portfolio of Leading, Trusted Consumer Healthcare Brands * FY’18 Revenues, Excludes Divested Household Cleaning Segment Note: E xcludes other OTC (less than 1%). Total Sales* by Category 27% 16% 12% 12% 12% 11% 10% Women’s Health GI Analgesics Cough / Cold Oral Care Eye & Ear Care Dermatologicals #1 Brands Represent Two - Thirds of Total Sales* #1 Feminine Hygiene #1 Vaginal Anti - Fungal #1 Enemas & Suppositories #1 Motion Sickness #1 Powdered Analgesic #1 Sore Throat Liquids/Lozenge #1 Allergy & Redness Relief Drop #1 Wart Removal #1 Lice/Parasite Treatments

ICR Conference, January 2019 9 $ Business Positioned for Long - Term Success History of Market Share Gains & Growth 78% (1) Solid Financial Profile Generates Durable Cash Flows OTC Attributes Structural Tailwind to Portfolio Leading Brands Across Niche Categories

II. Value Creation Model

ICR Conference, January 2019 11  Industry - leading financial profile  Consistent and strong FCF generation  Enables capital allocation opportunities  Disciplined capital allocation priorities  8+ strategic M&A transactions since CY 20 1 3  Completed $50 million stock buyback in FY19 Proven, Consistent & Repeatable Strategy  Positioned for long - term 2% to 3% Organic growth  Brand building to drive long - term success Cash Generation Capital Allocation Options

ICR Conference, January 2019 12 Resilient Position in an Evolving Retail Environment Category Leading, Trusted Brands On Trend & Innovative Retail Traffic Driver E - Commerce Brand of Choice  #1 brands represent large majority of sales  Leading positions enable focus on long - term category growth  Consumer driven innovation  Aligned with macro - Health & Wellness trends  Need - based products sought by consumers  Retail channel agnostic  Category growth focus helps buyers  Channel remains an opportunity, not a threat  Ongoing channel investments  Optimal consumer connection opportunities “Hard to find” “Shy to buy” “Regiment”

ICR Conference, January 2019 13 Investment Across Key Brands Drives Organic Growth Long - Term 2% to 3% Sales Growth Target Long - Term Organic Growth Target (approximate): # of Brands Sales Contribution to Portfolio (Approximate %) Invest for Growth Manage for Cash Power Core Core International Other OTC 10% 50% 3 0% 10% 3%+ 1 - 3% 5%+ - 4% to - 8% 5 12 18+ 40+ Representative Brands

ICR Conference, January 2019 14 BC & Goody’s: Continuing Our Long - Term Brand Building Playbook  Only p owdered analgesic brands  Expanded distribution  Brand extensions into cough/cold with BC Sinus Launch  Significant support at retail by leveraging strategic partnerships Brand Success Under Ownership  Purchased two iconic brands in 2012  100 + year heritage in Southeast  Expanded brand building investments New Packaging Launched in FY 19 >25% Growth Since Acquisition Continued I nnovation to Grow the Brand and the Category

ICR Conference, January 2019 15 Brand - Building Drives Category Growth and Share Gains Long - Term Brand - Building Toolkit Source: IRI MULO Data + C - Store retail dollar sales for 52 weeks ended 12/30/18 ; Categories include those pertaining to PBH’s domestic power core and core brands * Prestige is adjusted to include certain e - commerce and club shipment data 0.3% 1.1% 1.8% Private Label Categories Growing the Category and Outpacing Private Label * Brand - Building Differentiates versus Private Label and Branded Competition 2018 Performance Consumption Growth  Leverage portfolio’s long - standing brand heritage with focused digital and content marketing  Develop consumer insights to refine brand - building efforts  Focus new product development on attractive opportunities that are key to category growth  Capitalize on new channel development opportunities

Proven, Consistent & Repeatable Strategy: Cash Generation

Cash Generation

- Industry-leading financial profile
- Consistent and strong FCF generation
- Enables capital allocation opportunities

Near-term Considerations

- Net Debt at September 30 of ~$1.9 billion[2]; leverage ratio of 5.2x[3] at end of Q2 19
  - Targeting leverage of ~4.9x by year-end FY 19
- Debt reduction of $209 million in FY 18

Long-Term Positioning

- Target leverage ratio of between 3.5x to less than 5.0x
- High Free Cash Flow Generation
  - Portfolio characteristics drives high EBITDA margins
  - Strong FCF conversion (minimal capital outlays, low cash tax rate via tax attributes)
- A&P reinvestment to drive top-line growth
- Maintain approximate mid-30s EBITDA margin target

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ICR Conference, January 2019 17 ~5.0x ~4.3x ~4.3x ~5.2x ~5.0x ~5.7x ~5.2x ~ 4.9x FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY19 E Leverage Ratio (3) $67 $127 $131 $165 $185 $197 $208 $200+ FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY19 E Strong and Consistent Cash Flow Leads to Rapid De - Levering Dollar values in millions . * Peak leverage of 5.75x at close of the Insight Acquisition in September 2014 Adjusted Free Cash Flow (2)(4) *

ICR Conference, January 2019 18 Disciplined Capital Allocation Enhances Shareholder Value Capital Deployment Share Repurchases 3 Pursue M&A that is Accretive to Shareholders 4 Continued Strategy of De - Leveraging 2 Invest in Current Brands to Drive Organic Growth 1 CY 16 CY 17 CY 18 Timeline of Recent Capital Allocation Decisions  Acquisition of DenTek brand for $220 million  Acquisition of C.B. Fleet portfolio for $825 million  Divestiture of Household segment enabled $50 million of incremental debt paydown and capital redeployment  Divestiture of 7 non - core brands for $110 million gross proceeds  Opportunistic $50 million share repurchase Capital Allocation Priorities

III. Financial Review and FY 19 Outlook

ICR Conference, January 2019 20 $67 $131 $185 $208 FY 12 FY 14 FY 16 FY 18 $134 $204 $289 $355 FY 12 FY 14 FY 16 FY 18 $438 $597 $806 $1,041 FY 12 FY 14 FY 16 FY 18 Strategy Has Delivered Consistently Strong Financial Performance 15.5% CAGR 17.6% CAGR 20.8% CAGR Adjusted EBITDA (2) Net Sales $0.99 $1.53 $2.17 $2.58 FY 12 FY 14 FY 16 FY 18 Adjusted EPS (2) 17.3% CAGR Adjusted Free Cash Flow (2) Dollar values in millions, except Adjusted EPS.

ICR Conference, January 2019 21 Strong Financial Performance in First Half FY 19 Revenue of $493.3 million , up 0.4% (1) organically versus 1H FY 18; in - line with expectations Adjusted EPS of $1.33 (2) , up 4.7% versus 1H FY 18 Freight and warehouse costs continue to improve and have largely returned to normalized levels Disciplined Capital Allocation: $100 million of Debt Reduction, $50 million Opportunistic Share Repurchase and Household Cleaning Divestiture

3Q Performance Affected by Inventory Reductions and Incidence Levels

Inventory Reductions and Category Growth Challenged 3Q

- **Retailer inventory reductions in 3Q** at high-end to slightly above original Fiscal 2019 expectations
  - 3Q inventory reductions driven by challenging retailer competitive environment
  - Inventory reductions not a result of changes at shelf
- **Incidence levels** also down in several categories, well below historical trends
- Company will offer further detail on its February 7 3Q earnings call

Category Growth Fiscal Q3 FY 19 vs 5-Year Average*



1.7%
-1.8%
0.5%
-12.3%
3.4%
-3.4%
4.5%
-4.0%
Adult Analgesics
Medicated Sore Throat
Cough Drops
Head Lice
5-Year Average
3Q19 Category Growth

Despite Macro Headwinds, Power Core and Core Brand Portfolio Remain Well Positioned

* Includes IRI MULO Data as of trailing 12 weeks ended 12/30/18 and IRI MULO Data for 5 years ended 2018

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ICR Conference, January 2019 23 Current FY 19 Full Year Outlook  Continue to win share versus categories and private label, grow categories with retailers  PBH’s portfolio of leading brands remains positioned for long - term growth despite macro headwinds at retail Top Line Trends Adjusted Free Cash Flow (4) Adjusted EPS (5) Revenue Dollar values in millions, except per share data .  Revenue outlook of $985 to $995 million — Organic g rowth of +0.5% to +1.5% — Expect consumption growth in excess of shipment growth  Revenue outlook of $970 to $975 million, due to retailer inventory reductions and foreign currency — Organic growth of flat to +0.5% — Expect consumption growth in excess of shipment growth — Preliminary Q3 revenue of $241.4 millio n  Adjusted EPS +10% to +13% ($2.84 to $2.92) (5)  Adjusted EPS of +7% to +8% ($2.75 to $2.78) (5) — Expect quarterly EPS to align to revenue cadence  Adjusted Free Cash Flow of $205 million (4) or more  Adjusted Free Cash Flow of $200 million (4) or more Previous Current FY Outlook

ICR Conference, January 2019 24 Continuing Our Long - Term Value Creation Strategy Strong and Consistent Free Cash Flow Generation Long - Term Topline Organic Growth of 2 .0% to 3.0% Efficient and Value - Maximizing Capital Allocation Shareholder Value Enhancement Long - Term E.P.S. Growth Upside Potential Share Repurchases Accretive M&A

ICR Conference, January 2019 25 Appendix (1) Organic Revenue Growth is a Non - GAAP financial measures and is reconciled to the most closely related GAAP financial measure in the attached Reconciliation Schedules and / or our November 1, 2018 earnings release in the “About Non - GAAP Financial Measures” section . (2) Adjusted EBITDA, Adjusted EPS , Adjusted Free Cash Flow and Net Debt are Non - GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our November 1, 2018 earnings release in the “About Non - GAAP Financial Measures” section. (3) Leverage ratio reflects net debt / covenant defined EBITDA. (4) Adjusted Free Cash Flow for FY 19 is a projected Non - GAAP financial measure and is reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and in our November 1, 2018 or January 14, 2019 earnings releases in the “About Non - GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures plus payments associated with acquisitions less tax effect of payments associated with acquisitions . (5) Adjusted EPS is a projected non - GAAP financial measure reconciled to GAAP EPS in the attached Reconciliation Schedules and in our November 1, 2018 and January 14, 2019 earnings releases in the “About Non - GAAP Financial Measures” section.

ICR Conference, January 2019 26 Reconciliation Schedules (Continued) Projected EPS Projected Free Cash Flow 2019 Projected EPS Low High Projected FY'19 GAAP EPS $ 2.66 $ 2.69 Adjustments: Sale of Household Cleaning business (1) 0.07 0.07 Tax adjustment 0.02 0.02 Total Adjustments 0.09 0.09 Projected Non-GAAP Adjusted EPS $ 2.75 $ 2.78 2019 Projected Free Cash Flow (In millions) Projected FY'19 GAAP Net cash provided by operating activities $ 190 Additions to property and equipment for cash (13) Projected Non-GAAP Free Cash Flow 177 Payments associated with divestiture (1) 23 Projected Non-GAAP Adjusted Free Cash Flow $ 200

ICR Conference, January 2019 27 Reconciliation Schedules Organic Revenue Growth Three Months Ended Sept. 30, Six Months Ended Sept. 30, 2018 2017 2018 2017 (In Thousands) GAAP Total Revenues 239,357$ 258,026$ 493,337$ 514,599$ Revenue Growth (7.2%) (4.1%) Adjustments: Revenue associated with divestiture - (21,767) (19,811) (41,627) Allocated costs that remain after divestiture - (700) - (1,400) Total Adjustments -$ (22,467)$ (19,811)$ (43,027)$ Non-GAAP Organic Revenues 239,357$ 235,559$ 473,526$ 471,572$ Non-GAAP Organic Revenues Growth 1.6% 0.4%

ICR Conference, January 2019 28 Adjusted Net Income and Adjusted EPS Reconciliation Schedules (Continued) Three Months Ended Sept. 30, Six Months Ended Sept. 30, 2018 2017 2018 2017 Net Income EPS Net Income EPS Net Income EPS Net Income EPS (In Thousands, except per share data) GAAP Net Income 30,841$ 0.59$ 30,705$ 0.57$ 65,307$ 1.24$ 64,464$ 1.20$ Adjustments: Integration, transition and other costs associated with divestitures and acquisitions in Cost of Goods Sold - - 1,143 0.02 170 - 3,719 0.07 Integration, transition and other costs associated with acquisitions in Advertising and Promotion Expense - - (231) - - - (192) - Integration, transition and other costs associated with divetitures and acquisitions in General and Administrative Expense 2,850 0.05 888 0.02 4,272 0.08 1,472 0.03 Gain on divestiture (1,284) (0.02) - - (1,284) (0.02) - - Accelerated amortization of debt origination costs 706 0.01 - - 706 0.01 - - Tax impact of adjustments 824 0.02 (658) (0.01) 420 0.01 (1,825) (0.03) Normalized tax rate adjustment 222 - 614 0.01 415 0.01 312 - Total Adjustments 3,318 0.06 1,756 0.04 4,699 0.09 3,486 0.07 Non-GAAP Adjusted Net Income and Adjusted EPS 34,159$ 0.65$ 32,461$ 0.61$ 70,006$ 1.33$ 67,950$ 1.27$

Reconciliation Schedules (Continued)

Adjusted Free Cash Flow

	2012	2013	2014	2015	2016	2017	2018
GAAP Net Income	$ 37,212	$ 65,505	$ 72,615	$ 78,260	$ 99,907	$ 69,395	$ 339,570
Adjustments							
Adjustments to reconcile net income to net cash provided by operating activities as shown in the statement of cash flows	35,674	59,497	52,562	65,998	98,181	92,613	(113,698)
Changes in operating assets and liabilities, net of effects from acquisitions as shown in the statement of cash flows	(5,434)	12,603	(11,945)	13,327	(21,778)	(13,336)	(15,762)
Total adjustments	30,240	72,100	40,617	79,325	76,403	79,277	(129,460)
GAAP Net cash provided by operating activities	**67,452**	**137,605**	**113,232**	**157,585**	**176,310**	**148,672**	**210,110**
Purchases of property and equipment	(606)	(10,268)	(2,764)	(6,101)	(3,568)	(2,977)	(12,532)
Non-GAAP Free Cash Flow	**66,846**	**127,337**	**110,468**	**151,484**	**172,742**	**145,695**	**197,578**
Premium payment on 2010 Senior Notes	-	-	15,527	-	-	-	-
Premium payment on extinguishment of 2012 Senior Notes	-	-	-	-	10,158	-	-
Accelerated payments due to debt refinancing	-	-	4,675	-	-	9,184	182
Integration, transition and other payments associated with acquisitions	-	-	512	13,563	2,461	10,448	10,358
Pension contribution	-	-	-	-	-	6,000	-
Additional income tax payments associated with divestitures	-	-	-	-	-	25,545	-
Total adjustments	-	-	20,714	13,563	12,619	51,177	10,540
Non-GAAP Adjusted Free Cash Flow	**$ 66,846**	**$ 127,337**	**$ 131,182**	**$165,047**	**$ 185,361**	**$ 196,872**	**$ 208,118**

Dollar values in thousands.

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Reconciliation Schedules (Continued)

Adjusted Net Income and Adjusted EPS

	2012		2013		2014		2015		2016		2017		2018	
	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS
GAAP Net Income	$ 37,212	$0.73	$ 65,505	$ 1.27	$ 72,615	$ 1.39	$ 78,260	$ 1.49	$ 99,907	$ 1.88	$ 69,395	$ 1.30	$ 339,570	$ 6.34
Adjustments														
Additional expense as a result of Term Loan debt refinancing	-	-	-	-	-	-	-	-	-	-	9,184	0.17	270	-
Sales costs related to acquisitions	-	-	411	0.01	-	-	-	-	-	-	-	-	-	-
Inventory step up	1,795	0.04	23	-	577	0.01	2,225	0.04	1,387	0.03	1,664	0.03	-	-
Inventory related acquisition costs	-	-	220	-	407	0.01	-	-	-	-	-	-	-	-
Add'l supplier costs	-	-	5,426	0.11	-	-	-	-	-	-	-	-	-	-
Costs associated with CEO transition	-	-	-	-	-	-	-	-	1,406	0.02	-	-	-	-
Integration, Transition, and other Acquisition/Divestiture costs	17,395	0.34	5,909	0.11	1,111	0.02	21,507	0.41	2,401	0.05	19,624	0.37	5,528	0.11
Stamp Duty	-	-	-	-	-	-	2,940	0.05	-	-	-	-	-	-
Unsolicited proposal costs	1,737	0.03	534	0.01	-	-	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	5,409	0.11	1,443	0.03	18,286	0.35	-	-	17,970	0.34	1,420	0.03	2,901	0.05
Gain on settlement	(5,063)	(0.10)	-	-	-	-	-	-	-	-	-	-	-	-
(Gain) loss on divestitures	-	-	-	-	-	-	(1,133)	(0.02)	-	-	51,820	0.97	-	-
Accelerated amortization of debt discounts and debt issue costs	-	-	7,746	0.15	5,477	0.10	218	-	-	-	1,706	0.03	392	0.01
Tradename impairment	-	-	-	-	-	-	-	-	-	-	-	-	99,924	1.87
Tax adj. associated with acquisition in G&A expense	-	-	-	-	-	-	-	-	-	-	-	-	704	0.01
Tax impact on adjustments	(8,091)	(0.16)	(8,329)	(0.16)	(9,100)	(0.17)	(5,968)	(0.11)	(7,608)	(0.15)	(28,024)	(0.52)	(38,804)	(0.72)
Normalized tax rate adjustment	(237)	-	(1,741)	(0.03)	(9,465)	(0.18)	-	-	-	-	(199)	-	(272,201)	(5.09)
Total adjustments	12,945	0.26	11,642	0.23	7,293	0.14	19,789	0.37	15,556	0.29	57,195	1.07	(201,286)	(3.76)
Non-GAAP Adjusted Net Income and Non-GAAP Adjusted EPS	$50,157	$0.99	$ 77,147	$1.50	$79,908	$ 1.53	$98,049	$ 1.86	$115,463	$ 2.17	$126,590	$ 2.37	$138,284	$ 2.58

Dollar values in thousands, except per share data
Note: Reported GAAP is calculated using diluted shares outstanding. Diluted shares outstanding for the three months ended March 31, 2018 are 53,512

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Reconciliation Schedules (Continued)

Adjusted EBITDA

	2012	2013	2014	2015	2016	2017	2018
GAAP Net Income (Loss)	$ 37,212	$ 65,505	$ 72,615	$ 78,260	$ 99,907	$ 69,395	$ 339,570
Interest Expense, net	41,320	84,407	68,582	81,234	85,160	93,343	105,879
Provision (benefit) for income taxes	23,945	40,529	29,133	49,198	57,278	41,455	(232,484)
Depreciation and amortization	10,734	13,235	13,486	17,740	23,676	25,792	33,426
Non-GAAP EBITDA	**113,211**	**203,676**	**183,816**	**226,432**	**266,021**	**229,985**	**246,391**
Sales costs related to acquisitions	-	411	-	-	-	-	-
Inventory step up	1,795	23	577	2,225	1,387	1,664	-
Inventory related acquisition costs	-	220	407	-	-	-	-
Add'l supplier costs	-	5,426	-	-	-	-	-
Costs associated with CEO transition	-	-	-	-	1,406		
Integration, transition, and other Acquisition/Divestiture costs	17,395	5,909	1,111	21,507	2,401	19,624	5,528
Stamp Duty	-	-	-	2,940	-	-	-
Unsolicited proposal costs	1,737	534	-	-	-	-	-
Loss on extinguishment of debt	5,409	1,443	18,286	-	17,970	1,420	2,901
Tradename impairment	-	-	-	-	-	-	99,924
Gain on settlement	(5,063)	-	-	-	-	-	-
(Gain) Loss on divestitures	-	-	-	(1,133)	-	51,820	-
Tax adjustment associated with acquisitions	-	-	-	-	-	-	704
Adjustments to EBITDA	**21,273**	**13,966**	**20,381**	**25,539**	**23,164**	**74,528**	**109,057**
Non-GAAP Adjusted EBITDA	**$134,484**	**$ 217,642**	**$204,197**	**$ 251,971**	**$ 289,185**	**$304,513**	**$ 355,448**

Dollar values in thousands.

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